J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Blend Fund

(the “Fund”)

(Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated August 29, 2019

to the Summary Prospectus and the Prospectus dated November 1, 2018, as supplemented

The following changes to the Summary Prospectus and the Prospectus are effective immediately:

The first paragraph of the “The Fund’s Past Performance” section is deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Fund. Because Class R6 Shares commenced operations on 7/2/18, the bar chart shows how the performance of the Fund’s Class I Shares, (which are not offered in this prospectus) has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, both broad-based securities market indexes, and the Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. As of 6/1/18, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Also, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	41.82%	17.24%	8.78%
Return After Taxes on Distributions	38.51	14.21	7.31
Return After Taxes on Distributions and Sale of Fund Shares	26.12	13.16	6.80

RUSSELL 2000 INDEX[1]
(Reflects No Deduction for Fees, Expenses, or Taxes)	14.65	14.12	8.71

RUSSELL 2000 GROWTH INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	22.17	15.21	9.19

LIPPER SMALL-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	–3.93	5.51	13.55

1

Effective 6/1/18, the Fund’s benchmark changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes that the Russell 2000 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies, which were also adopted 6/1/18.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-SCB-R6-BM-819